Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 27, 2012, by and among Ocwen Financial Corporation, a Florida corporation (the “Company”), and the several parties signatory hereto and any parties identified on the signature pages of any joinder agreement executed and delivered pursuant hereto (each a “Holder” and collectively, the “Holders”).

This Agreement is made pursuant to the Merger Agreement, dated as of October 3, 2012, among the Company, O&H Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, Homeward Residential Holdings, Inc., a Delaware corporation, and the Representative (as defined therein), pursuant to which the initial parties hereto (other than the Company) are receiving from the Company 162,000 shares of Series A Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 8(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Allowable Grace Period” shall have the meaning set forth in Section 2(d).

“Availability Date” shall have the meaning set forth in Section 5(n).

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing Date” shall have the meaning set forth in the Merger Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, (A) the date such Registration Statement is filed, if the Company is a WKSI at such date, or (B) if the Company is not a WKSI as of the date such Registration Statement is filed, the earlier of (i) the 90th calendar day following the Closing Date and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” shall have the meaning set forth in Section 5(i).

“Grace Period” shall have the meaning set forth in Section 2(d).

“Holder” or “Holders” shall have the meaning set forth in the Preamble.

“Indemnified Party” shall have the meaning set forth in Section 7(c).

“Indemnifying Party” shall have the meaning set forth in Section 7(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Losses” shall have the meaning set forth in Section 7(a).

“Merger Agreement” shall have the meaning set forth in the Recitals.

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Other Holders” shall have the meaning set forth in Section 4(a).

“Parity Securities” shall have the meaning set forth in the Buyer Certificate of Designation.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” shall have the meaning set forth in Section 4(a).

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) any shares of Series A Preferred Stock issued pursuant to the Merger Agreement, (ii) any shares of Common Stock issued upon conversion of shares of the Series A Preferred Stock and (iii) any other securities of the Company issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such Shares sold shall cease to be a Registrable Security); (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company; (C) such Shares shall have ceased to be outstanding; or (D) such Shares have been acquired by the Company. In addition, to the extent any shares of a new or existing company are distributed by the Company with respect to the Shares (a “Spin-Off”), such shares of the new or existing company shall be deemed to be Registrable Securities if such shares are deemed by the Commission to be “restricted securities” under Rule 144 immediately following the consummation of the Spin-Off; provided, that if such shares are so deemed by the Commission to be “restricted securities”, such shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 (in which case, only such shares sold shall cease to be a Registrable Security); (B) becoming eligible for sale without the requirement for the issuer of such shares to be in compliance with the current public information required under Rule 144 and without volume or manner of sale restrictions by Holders who are not Affiliates of such issuer; (C) such shares shall have ceased to be outstanding; (D) a transfer to a transferee in which the transferee does not beneficially own Registrable Securities representing at least 5% of the then outstanding Registrable Securities (on an as-converted basis) following such transfer, or (E) such shares have been acquired by such issuer.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Required Period” shall have the meaning set forth in Section 3(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 172” means Rule 172 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Series A Preferred Stock” shall have the meaning set forth in the Recitals.

“Shares” means the shares of Series A Preferred Stock issued to the Holders pursuant to the Merger Agreement or the shares of Common Stock issued or issuable upon conversion thereof, as the context requires.

“Trading Day” means a day during which trading in the Common Stock generally occurs.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Underwritten Registration” or “Underwritten Offering” means a registration in which Common Stock is sold to an underwriter for reoffering to the public.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

2. Initial Registration.

(a) On or prior to the ninetieth (90th) day following the Closing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale of the Registrable Securities as a secondary offering), and, if the Company is a WKSI at the time of filing, shall be an Automatic Shelf Registration Statement, subject to the provisions of Section 2(e).

Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to, as promptly as practicable, (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company and the Holders shall use good faith efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29.

Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company and the Holders used good faith efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder; second, the Company shall reduce or eliminate any securities of the Company to be included by any Affiliate of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all other Holders on a pro rata basis based on the total number of unregistered Shares (calculated on an as-converted basis) held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Shares held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, and all Registrable Securities are not included in the Initial Registration Statement and/or the New Registration Statement, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one additional registration statement on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”). Notwithstanding anything to the contrary herein, under no circumstance shall the Company be obligated to file more than one Initial Registration Statement, one New Registration Statement (and only if such New Registration Statement is required), and one Remainder Registration Statement (and only if such Remainder Registration Statement is required). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall as promptly as reasonably practicable notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five (5) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d) Notwithstanding anything to the contrary herein, (x) the Company shall be entitled to postpone the filing or effectiveness of, or suspend the use of, a Registration Statement if in the Company’s good faith belief such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner and (y) at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a postponement or suspension as described in clause (x) and/or a delay described in clause (y), a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed forty-five (45) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of ninety (90) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period.

(e) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3. Demand Registration

(a) At any time and from time to time on or following the date that is 180 days after the Closing Date, any Holder or group of Holders that beneficially owns at least 51% (calculated on an as converted basis) of all such Registrable Securities may request in writing that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the Commission under and in accordance with the provisions of the Securities Act (which written request will specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of shares of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder or Holders and (iv) the intended means of distribution). The Company will file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered as promptly as practicable (and, in any event, within 90 days) after receipt of such request; provided, however, that the Company will not be required to take any action pursuant to this Section 3:

(A) if prior to the date of such request, the Company has effected one registration pursuant to this Section 3;

(B) if the Registrable Securities are not already covered by an existing and effective Registration Statement or if a Registration Statement is effective at the time such request is made and such Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be registered;

(C) in the case of an Underwritten Offering, unless the Registrable Securities requested to be registered (1) have an aggregate then-current market value of $50 million or more or aggregate liquidation preference of $50 million or more (before deducting underwriting discounts and commission) or (2) constitute all of the then-outstanding Registrable Securities held by the Holders; or

(D) during the pendency of any Grace Period.

If a Holder or Holders request that the Company effect a registration pursuant to this Section 3(a) and the Company is at such time eligible to use Form S-3, the Holder or Holders making such request may specify that the requested registration be a “shelf registration” for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) The Company may satisfy its obligations under Section 3(a) hereof by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been properly made under Section 3(a) hereof. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of Section 3(a) hereof; provided that the date such registration statement is amended pursuant to this Section 3(b) shall be the “the first day of effectiveness” of such registration statement for purposes of determining the Required Period with respect to such registration statement.

A registration requested pursuant to Section 3(a) hereof will not be deemed to be effected by the Company for purposes of Section 3(a) hereof if it has not been declared effective by the Commission or become effective in accordance with the Securities Act and kept effective as contemplated by Section 3(c) hereof.

(c) The Company will use its reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 3 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (i) the expiration of the Required Period and (ii) the date on which all Registrable Securities covered by such Registration Statement (x) have been disposed of pursuant to such Registration Statement or (y) cease to be Registrable Securities; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder. For purposes of this Section 3, “Required Period” shall mean, with respect to a “shelf registration,” two years following the first day of effectiveness, and with respect to any other Registration Statement, 90 days following the first day of effectiveness of such Registration Statement. In the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Registration Statement, the Required Period for such Registration Statement will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

(d) In the event that a registration requested pursuant to Section 3(a) hereof is to be an Underwritten Registration, as reasonably requested by Holders of a majority of Registrable Securities requested to be so registered, the Company shall in its reasonable discretion and with the consent of such Holders of a majority of Registrable Securities requested to be so registered

(which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto. All Holders proposing to distribute their securities through an Underwritten Offering agree to enter into an underwriting agreement with the underwriters, provided that the underwriting agreement is in customary form and reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in the Underwritten Offering. If so requested (pursuant to a timely notice) by the managing underwriter for the Underwritten Offering relating thereto, the Company will agree not to effect any underwritten public sale or distribution of any securities that are the same as, or similar to, the Registrable Securities to be included in the Underwritten Offering, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities to be included in the Underwritten Offering, during a period specified by the managing underwriter not to exceed 30 days.

(e) No securities to be sold for the account of any holder of securities of the Company shall be included in a registration pursuant to Section 3(a) hereof if, in the case that such registration is to be an Underwritten Registration, the managing underwriter of the Underwritten Offering relating thereto advises the Holders (or, in the case that such registration is not to be an Underwritten Registration, the Holders requesting registration reasonably determine in good faith) that the total amount of Registrable Securities requested to be registered, together with such other securities that the Company and any Other Holders propose to include in such offering is such as to adversely affect the success of such offering. In such case, the Company shall include in such registration, prior to the inclusion of any securities of any Person (including the Company) other than the Holder(s) making such request, the number of Registrable Securities (up to the full amount) that, in the view of such managing underwriter or such Holders requesting registration, as the case may be, can be sold without adversely affecting the success of such offering, pro rata among the respective Holders thereof on the basis of the number of Registrable Securities owned by each such Holder.

(f) Holders of at least a majority of the Registrable Securities to be included in a Registration Statement pursuant to Section 3(a) hereof may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke their request to have Registrable Securities included therein by providing a written notice to the Company. In the event such Holders of Registrable Securities revoke such request, either (a) the Holders of Registrable Securities who revoke such request shall reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (b) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 3(a) hereof.

4. Piggyback Registration

(a) If at any time, and from time to time, when Registrable Securities are not already covered by an existing and effective Registration Statement (or during an Allowable Grace Period), the Company proposes to file a registration statement under the Securities Act with respect to an Underwritten Offering of any class of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company (other than with respect to registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto, or (c) another form not available for registering the Registrable Securities for sale to the public, whether or not for its own account, then the Company will give written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 10 Business Days before the anticipated filing date. Such notice will include the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement, and will offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the registration of the Company’s and/or the holders of other securities of the Company (“Other Holders”) securities, as the case may be (a “Piggyback Registration”). The Company will include in each Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within five Business Days after delivery of the Piggyback Notice, subject to this Section 3.

(b) The Company will cause the managing underwriter of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises the Company and the selling Holders that, in its view, the total amount of securities that the Company, such Holders and any Other Holders propose to include in such offering is such as to adversely affect the success of such Underwritten Offering, then:

(i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company will include in such Piggyback Registration: (A) first, all securities to be offered by the Company; (B) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and any Other Holders of Parity Securities having registration rights, allocated pro rata among such Holders and Other Holders of Parity Securities, on the basis of the amount of securities requested to be included therein by each such Holder and Other Holder of Parity Securities; (C) third, up to the full amount of securities requested to be included in such Piggyback Registration by any Other Holders having registration rights, allocated pro rata among such Other Holders, on the basis of the amount of securities requested to be included therein by each such Other Holder, so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering; and

(ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company will include in such registration: (A) first, all securities of the Persons exercising “demand” registration rights requested to be included therein; (B) second, up to the full amount of securities proposed to be included in the registration by the Company; (C) third, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and any Other Holders of Parity Securities, allocated pro rata among such Holders and Other Holders of Parity Securities, on the basis of the amount of securities requested to be included therein by each such Holder and Other Holder of Parity Securities; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by the Other Holders in accordance with the priorities, if any, then existing among the Company and the Other Holders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.

(c) If so requested by the managing underwriter in any Underwritten Offering, the Holders participating in such Underwritten Offering will agree not to effect any public sale or distribution (or any other type of sale as the managing underwriter determines is appropriate in order to not adversely affect the Underwritten Offering) of any such Registrable Securities, including a sale pursuant to Rule 144 (but excluding any Registrable Securities included in such Underwritten Offering), during the 10 days prior to, and during a period specified by the managing underwriter not to exceed 90 days following, the closing date of such Underwritten Offering. In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.

(d) If so requested by the managing underwriter in any Underwritten Offering, the Company will agree subject to customary exceptions not to effect any public sale or distribution (or any other type of sale as the managing underwriter determines is appropriate in order to not adversely affect the Underwritten Offering) of any Common Stock, Common Stock equivalents or other equity securities or of any security convertible into or exchangeable or exercisable for any Common Stock, Common Stock equivalents or other equity securities of the Company (excluding any Common Stock included in such Underwritten Offering or in connection with an employee stock option or other benefit plan) during the 10 days prior to, and during a period specified by the managing underwriter not to exceed 90 days following, the closing date of such Underwritten Offering.

(e) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, and at the same time determines for any reason not to register or to delay the registration of the Common Stock originally proposed to be registered, the Company may, at its election, give notice of its determination to all Holders, and in the case of a determination not to register, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice.

(f) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice, at least three (3) Business Days prior to the anticipated effective date of the Registration Statement filed in connection with such Piggyback Registration, to the Company of its intention to withdraw from that registration, provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Registration.

(g) An election by the Company to withdraw a Piggyback Registration under this Section 4 shall not be deemed to be a breach of the Company’s obligations with respect to such Piggyback Registration and the Company shall have no liability to the Holders with respect thereto.

5. Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a) not less than five (5) Trading Days prior to the filing of a Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holders copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holders (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or two (2) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or two (2) Trading Day period described above, as applicable.

(b) (i) the Company shall notify each Holder of Registrable Securities of the effectiveness of each Registration Statement and prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall use its commercially reasonable efforts to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence (but not the nature of or details concerning) of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein not misleading).

(d) the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States only as and to the extent necessary, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) the Company shall, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Merger Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Shares free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(h) the Company shall following the occurrence of any event contemplated by Section 5(c)(ii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i) the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(j) the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.

(k) during the Effectiveness Period, the Company shall use its commercially reasonable efforts to (i) maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities and (ii) to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)).

(l) as and to the extent necessary, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(m) if the offering pursuant to a Registration Statement is to be underwritten, then the underwriters (including the managing underwriter) shall be selected by the Company; provided, that in the event of an offering pursuant to a Registration Statement effected pursuant to Section 3 hereof, the underwriters (including the managing underwriter) shall be selected by a majority of the Holders of Registrable Securities and be reasonably acceptable to the Company.

(n) the Company and the Holders shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, and the Company shall notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the

Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 5, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(o) the Company shall use its commercially reasonable efforts to (i) cause all such Registrable Securities that are Common Stock to be listed on a national securities exchange, including by filing any supplemental listing documentation required by such national securities exchange, and (ii) to cause all Series A Preferred Stock to be listed on one of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board, to the extent that such listing is permitted by any such exchange.

(q) the Company shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities no later than the effective date of the applicable Registration Statement.

(r) the Company shall enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take such other actions as may be reasonably requested by the selling Holders or the managing underwriter, if any, to complete the offer for sale or disposition of the Registrable Securities.

(s) the Company shall (i) use its commercially reasonable efforts to obtain customary “comfort” letters from such accountants (to the extent deliverable in accordance with their professional standards) addressed to such selling Holder (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants) and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (ii) use its commercially reasonable efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with underwritten offerings, addressed to each selling Holder and the managing underwriter, if any, provided, that the delivery of any “10b-5 statement” may be conditioned on the prior or concurrent delivery of a “comfort” letter pursuant to subsection (A) above; and (iii) provide officers’ certificates and other customary closing documents customarily delivered in connection with underwritten offerings and reasonably requested by the managing underwriter, if any; provided, that the Company shall only be required to comply with this clause (s) in connection with an Underwritten Offering or Piggyback Registration.

(t) the Company shall provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other informational meetings organized by the underwriters, if any, (provided that such cooperation does not unreasonably interfere with the operation of the business of the Company) with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company.

(u) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to (i) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (ii) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date.

(v) the Company shall, if requested by any participating Holder of Registrable Securities or the managing underwriters (if any), promptly include in a Prospectus supplement or amendment such information as the Holder or managing underwriters (if any) may reasonably request relating to the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request.

(w) the Company shall use its commercially reasonable efforts to take all other actions necessary or customarily taken by issuers to effect the registration of and its commercially reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.

6. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees of any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable fees and disbursements (not to exceed $50,000) of one counsel for all Holders collectively (which counsel will be selected by a majority of the Holders of the then outstanding Registrable Securities).

7. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 5(c)(ii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 8(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 7(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 5(c)(ii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 7(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 7, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Merger Agreement.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Holder Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement filed pursuant to Section 2 of this Agreement other than the Registrable Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the Filing Date until the date that is 60 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) registration statements on Form S-8, (ii) in connection with an acquisition or an exchange offer, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the directors of the Company. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement. If, prior to the filing of the Initial Registration Statement, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering of Common Stock for the account of third party holders of Common Stock under the Securities Act on Form S-1 or Form S-3 (but, for the avoidance of doubt, excluding any registration statement filed in respect of a Spin-Off), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered to the extent permitted by the Commission and the managing underwriters, if any, of the offering in respect of which such registration statement is to be filed.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 5(c)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof and prior to the time there are no longer any Registrable Securities, enter into any agreement granting to any Person any registration rights in the nature or substantially in the nature of those set forth in Article II hereof that would have priority over, or be pari passu with, the Registrable Securities with respect to the inclusion of such securities in any registration, without the prior written consent of a majority of the then outstanding Registrable Securities.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely and disproportionately affected.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder to the Company or the Holders initially a party hereto shall be delivered as set forth in the Merger Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger, consolidation or other business combination transaction or in connection with another entity acquiring all or substantially all of the Company’s equity or assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Buyer Certificate of Designation in respect of the Series A Preferred Stock; provided, that (x) such transferee or assignee of rights hereunder will beneficially own Registrable Securities representing at least 5% of the then outstanding Registrable Securities (on an as-converted basis); and (y) any such assignment shall only be effective upon receipt by the Company of (I) written notice from the transferring Holder stating the name and address of any transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and (II) a Joinder Agreement in the form attached hereto as Annex B is executed and delivered to the Company by such transferee and pursuant to which such transferee agrees to be bound by the terms of this Agreement.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Merger Agreement.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n) Termination. Except for Section 7, which shall survive, the remaining provisions of this Agreement shall terminate at such time as there are no longer any Registrable Securities.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OCWEN FINANCIAL CORPORATION

By:	/s/ John V. Britti
Name:	John V. Britti
Title:	Chief Financial Officer and Executive Vice President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INITIAL HOLDERS

WLR RECOVERY FUND III, L.P.

By:	WLR Recovery Associates III LLC, its
General Partner
By	WL Ross Group, L.P., its Managing Member
By:	El Vedado LLC, its General Partner

By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Manager

WLR RECOVERY FUND IV, L.P.

By:	WLR Recovery Associates IV LLC, its General Partner
By	WL Ross Group, L.P., its Managing Member
By:	El Vedado LLC, its General Partner

By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Manager

WLR/GS MASTER CO-INVESTMENT, L.P.

By:	WLR Master Co-Investment GP, LLC, its General Partner
By	WL Ross Group, L.P., its Managing Member
By:	El Vedado LLC, its General Partner

By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Manager

WLR AHM CO-INVEST, L.P.

By:	WLR Recovery Associates IV LLC, its
General Partner
By	WL Ross Group, L.P., its Managing Member
By:	El Vedado LLC, its General Partner

By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Manager

WLR IV PARALLEL ESC, L.P.

By:	Invesco WLR IV Associates LLC, its General Partner
By	Invesco Private Capital, Inc., its Managing Member

By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Manager

Annex A

FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned beneficial owner of capital stock of Ocwen Financial Corporation, a Florida corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Registration Statement”) for the registration and resale under [Rule 415] of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of [            ] (the “Effective Date”), by and among the Company and each of the other Persons signatory thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus, as the case may be. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as an Eligible Holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Eligible Holder”) of Registrable Securities hereby elects to include some or all of the Registrable Securities owned by it in the Registration Statement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus and deliver a prospectus to each purchaser of Registrable Securities.

If you wish to include the Registrable Securities beneficially owned by you in the Registration Statement (or a supplement or amendment thereto), you must complete, sign and deliver this Notice of Registration Statement and Eligible Holder Information Questionnaire (“Notice and Questionnaire”) to the Company at the address set forth herein on or prior to [9:00 am] New York Time on [            ] (the “Initial Questionnaire Date”). [If you do not manage to deliver the Notice and Questionnaire by the Initial Questionnaire Date, you may deliver the Notice and Questionnaire by [5:00] pm New York Time on [            ], 2012 for inclusion of the Registrable Securities beneficially owned by you in a Prospectus Supplement to be filed on [            ], 2012.]

COMPLETED NOTICE AND QUESTIONNAIRE

PLEASE SEND BY PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: [            ] at [            ] WITH A COPY TO: [            ] at [            ].

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name and Security Ownership

(a) Full legal name of each registered holder of Registrable Securities and type and number of Registrable Securities held:

Name	Type and Number of Registrable Securities

(b) Full legal name of each registered holder of any other securities of the Company and number of such securities held

Name	Number of Other Securities

2.	Securities To Be Included In the Registration Statement

(a)	Do you wish to include in the registration statement all of the Registrable Securities listed in item 1(a) above?

Yes  ☐             No  ☐

(b)	If your answer to item 2(a) above is “no,” please specify below the type and number of shares that you wish to include:

Name	Number of Registrable Securities

3.	Beneficial Ownership of Securities of the Company Owned by the Eligible Holder(s)

“Beneficial ownership” is determined according to rules of the SEC. Securities are “beneficially owned” by any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security, and/or, (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The definition of beneficial ownership often requires disclosure of the individual or groups of individuals who have or share voting or investment power over the shares in question.

Please describe below or attach as a separate sheet a detailed description of the beneficial ownership of the Registrable Securities and any other securities of the Company held by the Eligible Holder. We recommend that you consult with your own securities law counsel as some or all of the description below will be included in the Registration Statement. You should also indicate clearly whether one or more of the beneficial owners disclaims beneficial ownership except to the extent of his, her or its pecuniary interest in the securities. Exhibit A hereto provides a typical example of beneficial ownership disclosure.

4.	Relationships with the Company:

Except as set forth below, the undersigned has not held any position or office or had any other material relationship with the Company (or its predecessors or affiliates) during the past three (3) years.

State any exceptions here:

5.	Broker-Dealer Status:

(a)	Is any Eligible Holder a broker-dealer?

Yes  ☐            No  ☐

(b)	If the answer is “yes” to Section 5(a) above, did such Eligible Holder receive the

Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐             No  ☐

Note: If the answer is “no” to this Section 5(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Is any Eligible Holder an affiliate of a broker-dealer?

Yes  ☐            No  ☐

(d)	If any of the Eligible Holders is an affiliate of a broker-dealer, do you certify that such Eligible Holder purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐             No  ☐

Note: If the answer is “no” to this Section 5(d), the SEC’s staff has indicated that the Eligible Holder should be identified as an underwriter in the Registration Statement.

Please provide any further information here:

6.	Address for Notices to Selling Holder:

Contact Person:

Contact Person Email Address:

Telephone:

Fax:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items one (1) through five (5) and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto, as the case may be. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner(s):

[ ]

By:
Name:
Title:

Date:

Annex B

FORM OF JOINDER AGREEMENT

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of [            ] (as such agreement may have been or may be amended from time to time) (the “Registration Rights Agreement”), by and among Ocwen Financial Corporation, a Florida corporation (the “Company”), each of the other parties signatory thereto and any other parties identified on the signature pages of any joinder agreements substantially similar to this joinder agreement executed and delivered pursuant to Section 8(h) of the Registration Rights Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

In consideration of the transfer to the undersigned of Registrable Securities of the Company, the undersigned represents that it is a transferee of [insert name of transferor] and agrees that, as of the date written below, the undersigned shall become a party to the Registration Rights Agreement, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.

[SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered either in person or by its duly authorized agent.

[NAME]

By:
Name:
Title:

Address for Notices:

Facsimile:
Attention:

B-2